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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                May 9, 2006

                               GMX RESOURCES INC.
             (Exact name of registrant as specified in its charter)

          Oklahoma                     000-32325                 73-1534474
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

                    One Benham Place
             9400 North Broadway, Suite 600
                 Oklahoma City, OK                              73114
   (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:         (405) 600-0711


         (Former name or former address, if changed since last report.)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 9, 2006, GMX issued a press release announcing its first quarter 2006 earnings. A copy of the press release is filed as an exhibit to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     See Exhibit Index for exhibits included with this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       GMX RESOURCES INC.



                                       By: /s/ Ken L.Kenworthy, Sr.
                                           ----------------------------
Date: May 10, 2006                         Ken L. Kenworthy, Sr., Chief
                                           Financial Officer















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                                INDEX TO EXHIBITS


Exhibit No.    Description
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   99.1        Press Release dated May 10, 2006

































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